                                                                   Exhibit 10(d)


                        QUARTERLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2001-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
   (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

 Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly
   Certificate") have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections of the Agreement.

             Billing Periods: July 2003, August 2003, September 2003
                         Payment Date: October 20, 2003

1. COLLECTIONS ALLOCABLE AND AGGREGATE AMOUNTS AVAILABLE FOR THE CURRENT PAYMENT DATE:
   i.     Remittances for the July 2003 Collection Period                                                       $  4,071,172.00
   ii.    Remittances for the August 2003 Collection Period                                                     $  4,316,308.00
   iii.   Remittances for the September 2003 Collection Period                                                  $  4,485,316.00
   iv.    Remittances for the  Collection Period                                                                $          0.00
   v.     Remittances for the  Collection Period                                                                $          0.00
   vi.    Remittances for the  Collection Period                                                                $          0.00
   vii.   Remittances for the  Collection Period                                                                $          0.00
   viii.  Net Earnings on Collection Account                                                                    $     28,240.19
   ix.    Net Earnings on Capital Subaccount                                                                    $      5,907.55
   x.     Net Earnings on Overcollateralization Subaccount                                                      $        676.09
   xi.    Net Earnings on Reserve Subaccount                                                                    $      7,022.89
                                                                                                                ---------------
          GENERAL SUBACCOUNT BALANCE                                                                            $ 12,914,642.72

   xii.   Reserve Subaccount Balance                                                                            $  2,579,663.33
   xiii.  Overcollateralization Subaccount Balance                                                              $    292,870.00
   xiv.   Capital Subaccount Balance (less $100K)                                                               $  2,242,960.00
   xv.    Capital Reserve Subaccount Balance                                                                    $    100,000.00
                                                                                                                ---------------
   xvi.   COLLECTION ACCOUNT BALANCE                                                                            $ 18,130,136.05

2. OUTSTANDING PRINCIPAL BALANCE AND COLLECTION ACCOUNT BALANCE AS OF PRIOR PAYMENT DATE:
   i.     Class A-1 Principal Balance                                                                           $          0.00
   ii.    Class A-2 Principal Balance                                                                           $ 74,960,820.10
   iii.   Class A-3 Principal Balance                                                                           $ 31,000,000.00
   iv.    Class A-4 Principal Balance                                                                           $ 95,000,000.00
   v.     Class A-5 Principal Balance                                                                           $117,000,000.00
   vi.    Class A-6 Principal Balance                                                                           $115,592,000.00
                                                                                                                ---------------
   VII.   SECURITIZATION BOND PRINCIPAL BALANCE                                                                 $433,552,820.10

   viii.  Reserve Subaccount Balance                                                                            $  2,579,663.33
   ix.    Overcollateralization Subaccount Balance                                                              $    292,870.00
   x.     Capital Subaccount Balance                                                                            $  2,242,960.00
   xi.    Capital Reserve Subaccount Balance                                                                    $    100,000.00

3. REQUIRED FUNDING/PAYMENTS AS OF CURRENT PAYMENT DATE:
   i.     Projected Class A-1 Bond Balance                                                                      $          0.00
   ii.    Projected Class A-2 Bond Balance                                                                      $ 67,445,198.06
   iii.   Projected Class A-3 Bond Balance                                                                      $ 31,000,000.00
   iv.    Projected Class A-4 Bond Balance                                                                      $ 95,000,000.00
   v.     Projected Class A-5 Bond Balance                                                                      $117,000,000.00
   vi.    Projected Class A-6 Bond Balance                                                                      $115,592,000.00
                                                                                                                ---------------
   vii.   PROJECTED SECURITIZATION BOND BALANCE                                                                 $426,037,198.06

   viii.  Required Class A-1 Coupon (2.59% per annum rate)                                                      $          0.00
   ix.    Required Class A-2 Coupon (3.80% per annum rate)                                                      $    712,127.79

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
   x.     Required Class A-3 Coupon (4.55% per annum rate)                                                      $    352,625.00
   xi.    Required Class A-4 Coupon (4.92% per annum rate)                                                      $  1,182,750.00
   xii.   Required Class A-5 Coupon (5.43% per annum rate)                                                      $  1,588,275.00
   xiii.  Required Class A-6 Coupon (5.76% per annum rate)                                                      $  1,664,524.80
   xiv.   Required Overcollateralization Funding                                                                $     41,838.57
   xv.    Required Capital Subaccount Funding                                                                   $          0.00

4. ALLOCATION OF REMITTANCES AS OF CURRENT PAYMENT DATE PURSUANT TO 8.02 OF THE INDENTURE:
   i.     Bond Trustee Fees and Expenses                                                                        $          0.00
   ii.    Servicing Fee                                                                                         $    270,969.50
   iii.   Cumulative Monthly Administration Fee during Relevant Quarter                                         $     20,000.00
   iv.    Independent Managers Fee                                                                              $      1,750.00
   v.     Operating Expenses (subject to cap of $100,000/quarter)                                               $      5,358.67
   vi.    QUARTERLY INTEREST                                                                                    $  5,500,302.59
           1. Class A-1 Bond Coupon Payment                                                                     $          0.00
           2. Class A-2 Bond Coupon Payment                                                                     $    712,127.79
           3. Class A-3 Bond Coupon Payment                                                                     $    352,625.00
           4. Class A-4 Bond Coupon Payment                                                                     $  1,182,750.00
           5. Class A-5 Bond Coupon Payment                                                                     $  1,588,275.00
           6. Class A-6 Bond Coupon Payment                                                                     $  1,664,524.80
   vii.   Principal Due and Payable as a Result of Event of Default or on Final Maturity Date                   $          0.00
   viii.  QUARTERLY PRINCIPAL                                                                                   $  7,515,622.04
           1. Class A-1 Bond Principal Payment                                                                  $          0.00
           2. Class A-2 Bond Principal Payment                                                                  $  7,515,622.04
           3. Class A-3 Bond Principal Payment                                                                  $          0.00
           4. Class A-4 Bond Principal Payment                                                                  $          0.00
           5. Class A-5 Bond Principal Payment                                                                  $          0.00
           6. Class A-6 Bond Principal Payment                                                                  $          0.00
   ix.    Operating Expenses (in excess of $100,000)                                                            $          0.00
   x.     Funding of Capital Subaccount (to required level)                                                     $          0.00
   xi.    Funding of Overcollateralization Subaccount (to required level)                                       $     41,838.57
   xii.   Net Earnings on Capital Subaccount Released to Issuer                                                 $      5,907.55
   xiii.  Deposits to Reserve Subaccount                                                                        $          0.00
   xiv.   Released to Issuer upon Series Retirement:  Collection Account                                        $          0.00

5. OUTSTANDING PRINCIPAL BALANCE AND COLLECTION ACCOUNT BALANCE AS OF CURRENT PAYMENT DATE:
   (AFTER GIVING EFFECT TO PAYMENTS TO BE MADE ON SUCH PAYMENT DATE):
   i.     Class A-1 Principal Balance                                                                           $          0.00
   ii.    Class A-2 Principal Balance                                                                           $ 67,445,198.06
   iii.   Class A-3 Principal Balance                                                                           $ 31,000,000.00
   iv.    Class A-4 Principal Balance                                                                           $ 95,000,000.00
   v.     Class A-5 Principal Balance                                                                           $117,000,000.00
   vi.    Class A-6 Principal Balance                                                                           $115,592,000.00

   vii.   SECURITIZATION BOND PRINCIPAL BALANCE                                                                 $426,037,198.06

   viii.  Reserve Subaccount Balance                                                                            $  2,132,557.13
   ix.    Overcollateralization Subaccount Balance                                                              $    334,708.57
   x.     Capital Subaccount Balance                                                                            $  2,242,960.00
   xi.    Capital Reserve Subaccount Balance                                                                    $    100,000.00

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
6. SUBACCOUNT DRAWS AS OF CURRENT PAYMENT DATE (IF APPLICABLE, PURSUANT TO SECTION 8.02 OF THE INDENTURE):
   i.     Reserve Subaccount                                                                                    $    447,106.20
   ii.    Overcollateralization Subaccount                                                                      $          0.00
   iii.   Capital Subaccount                                                                                    $          0.00
   iv.    Capital Reserve Subaccount                                                                            $          0.00
                                                                                                                ---------------
   v.     TOTAL DRAWS                                                                                           $    447,106.20

7. SHORTFALLS IN INTEREST AND PRINCIPAL PAYMENTS AS OF CURRENT PAYMENT DATE:
   i.     QUARTERLY INTEREST                                                                                    $          0.00
          1.  Class A-1 Bond Coupon Payment                                                                     $          0.00
          2.  Class A-2 Bond Coupon Payment                                                                     $          0.00
          3.  Class A-3 Bond Coupon Payment                                                                     $          0.00
          4.  Class A-4 Bond Coupon Payment                                                                     $          0.00
          5.  Class A-5 Bond Coupon Payment                                                                     $          0.00
          6.  Class A-6 Bond Coupon Payment                                                                     $          0.00
   ii.    QUARTERLY PRINCIPAL                                                                                   $          0.00
          1.  Class A-1 Bond Principal Payment                                                                  $          0.00
          2.  Class A-2 Bond Principal Payment                                                                  $          0.00
          3.  Class A-3 Bond Principal Payment                                                                  $          0.00
          4.  Class A-4 Bond Principal Payment                                                                  $          0.00
          5.  Class A-5 Bond Principal Payment                                                                  $          0.00
          6.  Class A-6 Bond Principal Payment                                                                  $          0.00

8. SHORTFALLS IN REQUIRED SUBACCOUNT LEVELS AS OF CURRENT PAYMENT DATE:
   i.     Overcollateralization Subaccount                                                                      $          0.00
   ii.    Capital Subaccount                                                                                    $          0.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Certificate this 20th day of October, 2003.

Consumers Energy Company, as Servicer

by: /s/ Glenn P. Barba
    ------------------
    Glenn P. Barba
    Vice President, Controller and Chief Accounting Officer

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